Exhibit 10.26

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

AMENDMENT NO. 4 TO COKE PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 TO COKE PURCHASE AGREEMENT (this “Amendment”), dated as of January 26, 2011, is made by and between HAVERHILL NORTH COKE COMPANY (“Seller”), on one hand, and ARCELORMITTAL CLEVELAND INC. (f/k/a ISG Cleveland Inc.) and ARCELORMITTAL INDIANA HARBOR LLC (f/k/a ISG Indiana Harbor Inc.) (collectively, “Purchasers”), on the other hand.

RECITALS

WHEREAS, Seller and Purchasers are parties to that certain Coke Purchase Agreement dated October 28, 2003 (as amended, modified or otherwise supplemented, the “Coke Purchase Agreement”); and

WHEREAS, Seller and Purchasers desire to amend the Coke Purchase Agreement as set forth in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings set forth in the Coke Purchase Agreement.

2. Amendment Effective Date. The effective date of this Amendment shall be January 1, 2011 (the “Amendment Effective Date”).

3. Amendments.

3.1 Term. The Parties have agreed to extend the term of the Coke Purchase Agreement to December 31, 2020. Effective on and as of the Amendment Effective Date, Section 2.1 of the Coke Purchase Agreement is hereby deleted in its entirety and replaced by the following:

2.1 This Agreement shall be effective as of the date of execution hereof and shall continue in full force and effect through December 31, 2020 (the “Term”), unless terminated earlier in accordance with other provisions of this Agreement.

3.2 Take or Pay Term.

(a) The Parties agree that the Take or Pay Term shall extend through the full term of the Coke Purchase Agreement. Effective on and as of the Amendment Effective Date,

Sections 2.2 and 2.3 of the Coke Purchase Agreement are hereby deleted in their entirety and replaced by the following:

2.2 Take or Pay Term. The Take or Pay Term of this Agreement shall commence as of the Full Production Date and, subject to earlier termination in accordance with this Agreement, shall continue in full force and effect through the full Term as set forth in Section 2.1.

(b) Effective on and as of the Amendment Effective Date, the following sections are hereby deleted in their entirety and replaced as set forth below each such section reference:

(i)	Section 1.2(c):

(c)	[RESERVED]

(ii)	Section 3.6(i) & (ii):

(i)	[RESERVED]

(ii)	[RESERVED]

(iii)	Section 6.1(c):

(c)	[RESERVED]

(iv)	Section 6.2:

6.2 Third Party Supplied Coke. If Seller is unable to produce sufficient Coke at the Coke Plant to meet the Coke Supply and Purchase Obligation during the Take or Pay Term, then Seller shall promptly provide Written notice of same to Purchasers and Seller shall exercise commercially reasonable efforts to obtain Third Party Supplied Coke. Third Party Supplied Coke shall comply with the Guaranteed Quality Standards. The price Purchasers shall pay for Third Party Supplied Coke Tonnage shall be *****. Seller shall arrange for the delivery of Third Party Supplied Coke to each Delivery Point designated by Purchasers in Writing, and shall exercise reasonable, good faith efforts to arrange for such deliveries in accordance with Purchasers’ requested Written delivery schedule. Promptly following the delivery to the appropriate Delivery Point of any Third Party Supplied Coke shipment, Seller shall deliver by facsimile transfer or electronic mail, or by such other method agreed upon by the Parties in Writing, an invoice for each such shipment to the Purchasers to which such shipment is delivered. Payment therefore shall be made in accordance with Section 3.9(b).

(c) Effective on and as of the First Amendment Effective Date, the following definitions in Appendix A to the Coke Purchase Agreement shall be deleted in their entirety:

(i)	“Purchasers’ Requirements”

(ii)	“Requirements Term”

(d) Effective on and as of the Amendment Effective Date, the following definition in Appendix A to the Coke Purchase Agreement shall be deleted in its entirety and replaced by the following:

“Term” has the meaning set forth in Section 2.1.

3.3 Fixed Cost Per Ton of Coke. The Parties agree to increase the Fixed Cost per Ton of Coke to $*****. Effective on and as of the Amendment Effective Date, Section 3.3 of the Coke Purchase Agreement is hereby deleted in its entirety and replaced by the following:

3.3 Fixed Cost per Ton of Coke. The Fixed Cost per Ton of Coke is $*****.

3.4 Variable Cost Per Ton of Coke. The Parties agree to increase the Variable Cost per Ton of Coke to $*****. Effective on and as of the Amendment Effective Date, Section 3.4 of the Coke Purchase Agreement is hereby deleted in its entirety and replaced by the following:

3.4 Variable Cost per Ton of Coke. The Variable Cost per Ton of Coke is $***** through December 31, 2011. Beginning January 1, 2012 and each January 1st thereafter through the Term, the Variable Cost per Ton of Coke is subject to increase or decrease annually based upon the Variable Cost Index.

3.5 Coal Handling Losses. The Parties agree that calculation of Coal Handling Losses as currently calculated in the Coke invoices issued pursuant to Section 3.9 of the Coke Purchase Agreement has been correct. Effective on and as of the Amendment Effective Date, the formula for Coal Handling Losses as set forth in Section 3.5(a):

*****

shall be deleted in its entirety and replaced by the following:

*****

3.6 Coke Supply and Purchase Obligation. The Parties have agreed that any Coke loaded into rail cars and released for shipment or placed into stockpile pursuant to Section 7.3 of the Coke Purchase Agreement shall be included in the determination of the Coal Supply and Purchase Obligation. Effective on and as of the Amendment Effective Date, the following sentence shall be added to the end of Section 6.1(b):

For each Contract Year, Coke loaded into rail cars and released for shipment or placed into stockpile pursuant to Section

7.3 during such Contract Year shall count towards satisfying the Coke Supply and Purchase Obligation for such Contract Year.

4. Miscellaneous.

4.1 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

4.2 Governing Law. This Amendment shall be construed in accordance with and governed by, the laws of the State of Ohio without regard to its conflicts of law provisions, and the rights and remedies of the Parties hereunder will be determined in accordance with such laws.

4.3 Captions. The captions and headings in this Amendment are for convenience of reference purposes only and have no legal force or effect. Such captions and headings shall not be considered a part of this Amendment for purposes of interpreting, construing or applying this Amendment and will not define, limit, extend, explain or describe the scope or extent of this Amendment or any of its terms and conditions.

4.4 Terms and Conditions of the Coke Agreement. Except as expressly modified hereby, all terms and conditions of the Coke Purchase Agreement remain in full force and effect and are hereby in all respects ratified and confirmed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above.

HAVERHILL NORTH COKE COMPANY

By:	/s/ Frederick A. Henderson
	Name:	Frederick A. Henderson
	Title:	Authorized Signatory

ARCELORMITTAL INDIANA HARBOR LLC

By:	/s/ Om Mandhana
	Name:	Om Mandhana
	Title:	Vice President

ARCELORMITTAL CLEVELAND INC.

By:	/s/ Om Mandhana
	Name:	Om Mandhana
	Title:	Vice President

[AMENDMENT NO. 4 TO COKE PURCHASE AGREEMENT]